Exhibit 10.5

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
		J	1	11
2. AMENDMENT/MODIFICATION NO. 08	3. EFFECTIVE DATE 28-Apr-2011	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
CODE	M67854	CODE	S1103A
6. ISSUED BY COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTEN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010		7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA ATTN: ACO CLARA DAVIS, 2300 LAKE PARK DR SUITE 300 SMYNRA, GA 30080-4091
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, INC. OTIS BYRD 9801 HIGHWAY 78, STE 3 LADSON, SC 29456-3802		9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031-0020
CODE: 1EFH8	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 11-Aug-2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.  ☐ is extended.  ☐ is not extended.

Offer must acknowledge receipts of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PROIR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONRTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) By Mutual Agreement of Both Parties
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:     colemanv113173

The purpose of this modification is to order CLIN 4200, CAT I Independent Suspension System Kits and CLIN 4201, CAT II Independent Suspension System Kits.

See Summary of Changes herein

Except as provided herein, all terms and conditions of the subject contract remain unchanged and in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Otis Byrd Vice President of Contracts	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Carl V. Bradshaw Contracting Officer TEL: EMAIL:

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Otis Byrd	4/29/11	By	/s/ Carl V. Bradshaw	02-May-2011
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
		J	1	11
2. AMENDMENT/MODIFICATION NO. 08	3. EFFECTIVE DATE 28-Apr-2011	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
CODE	M67854	CODE	S1103A
6. ISSUED BY COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTEN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010		7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA ATTN: ACO CLARA DAVIS, 2300 LAKE PARK DR SUITE 300 SMYNRA, GA 30080-4091
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, INC. OTIS BYRD 9801 HIGHWAY 78, STE 3 LADSON, SC 29456-3802		9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031-0020
CODE: 1EFH8	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 11-Aug-2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.  ☐ is extended.  ☐ is not extended.

Offer must acknowledge receipts of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PROIR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONRTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) By Mutual Agreement of Both Parties
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:     colemanv113173

The purpose of this modification is to order CLIN 4200, CAT I Independent Suspension System Kits and CLIN 4201, CAT II Independent Suspension System Kits.

See Summary of Changes herein

Except as provided herein, all terms and conditions of the subject contract remain unchanged and in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CARL VERNON BRADSHAW / CONTRACT SPECIALIST TEL:540-658-8575 EMAIL: carl.bradshaw.ctr@usmc.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
		By	/s/ Carl . V. Bradshaw	02-May-2011
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M67854-07-D-5031

002008

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $106,921,400.00 from $4,174,030.27 to $111,095,430.27.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 4200 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4200					$[***]
CAT I Independent Suspension System
FFP
FOB: Destination

				NET AMT	$[***]

SUBCLIN 4200AA is added as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4200AA		[***]	Each	$[***]	$[***]
CAT I Independent Suspension System
FFP
The Contractor shall provide CAT I GEN 1.5 Independent Suspension Kits IAW
FPII Proposal FP11-0009. The Unit of Issue 1 EA equals 1 Kit.

Branch of Service: USMC
Reference: P00114
Internal Use Only: FPI-E-019R3
FOB: Destination
MILSTRIP: M6785410RC06316
PURCHASE REQUEST NUMBER: M6785410RC063160020

				NET AMT	$[***]

	ACRN AJ				$[***]
CIN: M6785410RC0631600200031

SUBCLIN 4200AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4200AB		[***]	Each	$[***]	$[***]
CAT I Independent Suspension System
FFP
The Contractor shall provide CAT I GEN 1.5 Independent Suspension Kits IAW
FPII Proposal FP11-0009. The Unit of Issue 1 EA equals 1 Kit.

Branch of Service USN
Reference: P00114
Internal Use Only: FPI-L-055

FOB: Destination
MILSTRIP: M6785410RC00332
PURCHASE REQUEST NUMBER: M6785410RC003320018

				NET AMT	$[***]

	ACRN AK				$[***]
CIN: M6785410RC0033200180012

SUBCLIN 4200AC is added as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4200AC		[***]	Each	$[***]	$[***]
CAT I Independent Suspension System
FFP
The Contractor shall provide CAT I GEN 1.5 Independent Suspension Kits IAW
FPII Proposal FP11-0009. The Unit of Issue 1 EA equals 1 Kit.

Branch of Service USAF
Reference: P00114
Internal Use Only: FPI-L-056

FOB: Destination
MILSTRIP: M6785410RC00125
PURCHASE REQUEST NUMBER: M6785410RC001250014
				NET AMT	$[***]

	ACRN AL				$[***]
CIN: M6785410RC0012500140010

SUBCLIN 4200AD is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4200AD		[***]	Each	$[***]	$[***]
CAT I Independent Suspension System
FFP
The Contractor shall provide CAT I GEN 1.5 Independent Suspension Kits IAW
FPII Proposal FP11-0009. The Unit of Issue 1 EA equals 1 Kit.

Branch of Service USAF
Reference: P00114
Internal Use Only: FPI-L-057

FOB: Destination
MILSTRIP: M6785411RC00465
PURCHASE REQUEST NUMBER: M6785411RC00465
				NET AMT	$[***]

	ACRN AM				$[***]
CIN: M6785411RC004650001

SUBCLIN 4201 is added as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4201					$[***]
CAT II Independent Suspension System
FFP
FOB: Destination

				NET AMT	$[***]

SUBCLIN 4201AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4201AA		[***]	Each	$[***]	$[***]
CAT II Independent Suspension System
FFP
The Contractor shall provide CAT II GEN 1.5 Independent Suspension Kits IAW
FPII Proposal FP11-0009. The Unit of Issue 1 EA equals 1 Kit.

Branch of Service USMC
Reference: P00114
Internal Use Only: FPI-E-019R3
FOB: Destination
MILSTRIP: M6785410RC06316
PURCHASE REQUEST NUMBER: :M6785410RC063160020

				NET AMT	$[***]

	ACRN AJ				$[***]
CIN: M6785410RC0631600200032

SUBCLIN 4201AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4201AB		[***]	Each	$[***]	$[***]
CAT II Independent Suspension System
FFP
The Contractor shall provide CAT II GEN 1.5 Independent Suspension Kits IAW
FPII Proposal FP11-0009. The Unit of Issue 1 EA equals 1 Kit.

Branch of Service USN
Reference: P00114
Internal Use Only: FPI-L-055
FOB: Destination

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MILSTRIP: M6785410RC00332
PURCHASE REQUEST NUMBER: M6785410RC003320018

	NET AMT	$[***]

ACRN AK		$[***]
CIN: M6785410RC0033200180013

SUBCLIN 4201AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4201AC		[***]	Each	$[***]	$[***]
CAT II Independent Suspension System
FFP
The Contractor shall provide CAT II GEN 1.5 Independent Suspension Kits IAW
FPII Proposal FP11-0009. The Unit of Issue 1 EA equals 1 Kit.

Branch of Service USAF
Reference: P00114
Internal Use Only: FPI-L-058
FOB: Destination
MILSTRIP: M6785411RC00459
PURCHASE REQUEST NUMBER: M6785411RC00459

				NET AMT	$[***]

	ACRN AN				$[***]
CIN M6785411RC004590001

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 4200:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for CLIN 4200AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 4200AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 4200AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 4200AD:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 4201:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for CLIN 4201AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 4201AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 4201AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item has been added to SUBCLIN 4200AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-AUG-2011	[***]	N/A FOB: Destination

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2011	[***]	N/A FOB: Destination

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-OCT-2011	[***]	N/A FOB: Destination

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2011	[***]	N/A FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 4200AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2011	[***]	N/A FOB: Destination

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-DEC-2011	[***]	N/A FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 4200AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-DEC-2011	[***]	N/A FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 4200AD:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-DEC-2011	[***]	N/A FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 4201AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-AUG-2011	[***]	N/A FOB: Destination

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-SEP-2011	[***]	N/A FOB: Destination

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-OCT-2011	[***]	N/A FOB: Destination

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2011	[***]	N/A FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 4201AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-NOV-2011	[***]	N/A FOB: Destination

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-DEC-2011	[***]	N/A FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 4201AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

31-DEC-2011	[***]	N/A FOB: Destination

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $106,921,400.00 from $4,174,030.27 to $111,095,430.27.

SUBCLIN 4200AA:

Funding on SUBCLIN 4200AA is initiated as follows:

ACRN:  AJ

CIN: M6785410RC0631600200031

Acctng Data: 17011096520 310 67854 067443 2D 652005

Increase:  $[***]

Total: $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Cost Code: 0RC06316502A

SUB OLIN 4200AB:

Funding on SUBCLIN 4200AB is initiated as follows:

ACRN: AK

CIN: M6785410RC0033200180012

Acctng Data:  1701810M5XG 250 67854 067443 2D 6028C5

Increase:  $[***]

Total:  $[***]

Cost Code: 0R00033250N1

SUBCLIN 4200AC:

Funding on SUBCLIN 4200AC is initiated as follows:

ACRN: AL

CIN: M6785410R00012500140010

Acctng Data: 5793080MRAP 310 67854 067443 2D 822230

Increase: $[***]

Total: $[***]

Cost Code: 0RC0012550M2

SUBCLIN 4200AD:

Funding on SUBCLIN 4200AD is initiated as follows:

ACRN: AM

CIN: M6785411R0004650001

Acctng Data: 5703080MRAP 310 67854 067443 2D 822230

Increase: $[***]

Total: $[***]

Cost Code: 1RC0046550M1

SUBCLIN 4201AA:

Funding on SUBCLIN 4201AA is initiated as follows:

ACRN: AJ

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY FORCE PROTECTION, INC. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CIN: M6785410RC0631600200032

Acctng Data: 17011096520 310 67854 067443 2D 6520C5

Increase: $[***]

Total: $[***]

Cost Code: 0RC06316502A

SUBCLIN 4201AB:

Funding on SUBCLIN 4201AB is initiated as follows:

ACRN: AK

CIN: M6785410RC0033200180013

Acctng Data: 1701810M5XG 250 67854 067443 2D 6028C5

Increase: $[***]

Total: $[***]

Cost Code: 0RC0033250N1

SUBCLIN 4201AC:

Funding on SUBCLIN 4201AC is initiated as follows:

ACRN: AN

CIN: M6785411RC004590001

Acctng Data: 5713080MRAP 310 67854 067443 2D 822230

Increase: $[***]

Total: $[***]

Cost Code: 1RC00459501J

(End of Summary of Changes)